Prospectus Supplement	October 11, 2017

Putnam PanAgora Market Neutral Fund
Prospectus dated August 16, 2017

The first sentence in the section “Fund distributions and taxes” is replaced with the following:

The fund normally distributes any net investment income and any net realized capital gains annually.

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